UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

The Alger Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

[●], 2020

Dear Shareholder:

A joint special meeting of shareholders of Alger 25 Fund (the “25 Fund”) and Alger 35 Fund (the “35 Fund” and together with the 25 Fund, the “Funds”), each a series of The Alger Funds (the “Trust”), will be held to vote on the below proposals in connection with the implementation of proposed changes to each Fund’s advisory fee, as described below. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic and to support the health and well-being of shareholders, employees and the community, the meeting will be held in a virtual meeting format only on October 30, 2020, at 2:00 p.m. (Eastern time). Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

The purpose of the meeting is to seek shareholder approval of the following proposals (together, the “Proposals”)

1.

For shareholders of the 25 Fund, to approve an amendment to the investment advisory agreement between Fred Alger Management, LLC (“Alger”) and the Trust, on behalf of the 25 Fund, that removes the 25 Fund’s fulcrum fee structure and implements an advisory fee of 0.45% of average daily net assets of the 25 Fund.

2.

For shareholders of the 35 Fund, to approve an amendment to the investment advisory agreement between Alger and the Trust, on behalf of the 35 Fund, that removes the 35 Fund’s fulcrum fee structure and implements an advisory fee of 0.45% of average daily net assets of the 35 Fund.

To transact such other business as may properly come before the meeting and any adjournments, postponements or delays thereof.

The Board of Trustees of the Trust (the “Board”) and Alger, each Fund’s investment adviser, are seeking shareholder approval of the Proposals to make the fee structure less complicated and because Alger believes that shareholder approval of the Proposals will make the Funds more marketable and thus could increase overall assets to gain economies of scale.

You have received this letter and joint proxy statement because you were a shareholder of record of the 25 Fund or the 35 Fund on [October 13], 2020 (the “Record Date”).

The Board unanimously recommends that you vote “FOR” the Proposals. However, before you vote, please read the full text of the proxy statement for an explanation of the Proposals.

Your vote is important. Attendance at the meeting will be limited to each Fund’s shareholders as of the Record Date. If you are a registered shareholder or a beneficial shareholder of a Fund (that is, if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the meeting, you must register to attend the meeting in advance. To register, visit www.[●].com and enter your name, email address, address, and the control number for the Fund(s) you are invested in found in the shaded box on your proxy card(s). By registering to attend the meeting and upon approval of your registration, you will receive an electronic calendar invite to the virtual meeting, which you can use to access the meeting on the date and time of the meeting. Requests for registration must be received no later than 5:00 p.m. (Eastern time) 2 business days prior to the meeting date. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting.

We encourage you to carefully review the enclosed materials, which explain the Proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond quickly to ensure that your shares will be represented at the meeting. Voting is quick and easy. Everything you need is enclosed. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•

By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Follow the recorded instructions to provide your name, control number from your proxy card, and your vote.

•	In Person. Any shareholder who virtually attends the meeting may vote at the meeting, as described above.

Even if you plan to attend the meeting, please vote ahead of the meeting as described above as soon as possible. Voting your shares immediately will help minimize additional solicitation expenses and prevents the need to call you to solicit your participation in the vote process.

If you have any questions about the Proposals to be voted on, please call Alger at [•].

Sincerely,

Tina Payne
Secretary of the Trust 360 Park Avenue South, New York, New York 10010

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving this joint proxy statement?

A.

As a shareholder of Alger 25 Fund (the “25 Fund”) and/or Alger 35 Fund (the “35 Fund” and, together with the 25 Fund, the “Funds”), each a series of The Alger Funds (the “Trust”), you are being asked by each Fund’s investment adviser, Fred Alger Management, LLC (“Alger”), and the Trust’s Board of Trustees (the “Board”) to vote on proposals in connection with the implementation of proposed changes to each Fund’s advisory fee.

Q.	What am I being asked to vote on in this joint proxy statement?

A.

Shareholders of the 25 Fund are being asked to approve a proposal in connection with the implementation of proposed changes to the Fund’s advisory fee structure, as discussed below and in greater detail in the enclosed Proxy Statement. Specifically, shareholders of the 25 Fund are being asked to approve an amendment to the investment advisory agreement between Alger and the Trust, on behalf of the 25 Fund, that removes the 25 Fund’s fulcrum fee structure and implements an advisory fee of 0.45% of average daily net assets of the 25 Fund (“Proposal 1”).

Shareholders of the 35 Fund are being asked to approve a proposal in connection with the implementation of proposed changes to the Fund’s advisory fee structure, as discussed below and in greater detail in the enclosed Proxy Statement. Specifically, shareholders of the 35 Fund are being asked to approve an amendment to the investment advisory agreement between Alger and the Trust, on behalf of the 35 Fund, that removes the 35 Fund’s fulcrum fee structure and implements an advisory fee of 0.45% of average daily net assets of the 35 Fund (“Proposal 2” and together with Proposal 1, the “Proposals”)

Each Proposal cannot be effected without shareholder approval.

Q.	How does the Board recommend that I vote on the Proposals?

A.

“FOR” each Proposal. The Board has unanimously approved the Proposals, believes that Proposal 1 and Proposal 2 are in the best interests of the shareholders of the 25 Fund and the 35 Fund, respectively, and recommends that you approve the Proposal(s) applicable to your Fund(s).

Q.	Will my vote make a difference?

A.

Yes. Your vote is important and makes a difference in the governance of the Fund, no matter how many shares you own. Your vote will help ensure that the Proposals can be implemented. We encourage all shareholders to participate in the governance of the Fund.

Q.	When and where will the meeting be held?

A.

The meeting will be held on October 30, 2020, at 2:00 p.m. (Eastern time). Because of our concerns regarding the COVID-19 pandemic and to support the health and well-being of shareholders, employees and the community, the meeting will be held in a virtual meeting format only.

i

Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

Q.	Is the Trust paying for preparation, printing and mailing of these proxy materials?

A.	No. Alger will bear such costs.

Q.	Who do I call if I have questions?

A.	If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call Alger at [•].

Q.	How do I vote my shares?

A.	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Follow the recorded instructions to provide your name, control number from your proxy card, and your vote.

In Person. Any shareholder who virtually attends the meeting may vote at the meeting by following the instructions that will be available on the meeting website during the meeting. In addition, we ask that you please note the following:

If you are a registered shareholder or a beneficial shareholder of a Fund (that is, if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the meeting, you must register to attend the meeting in advance. To register, visit www.[•].com and enter your name, email address, address, and the control number for the Fund(s) you are invested in found in the shaded box on your proxy card(s). By registering to attend the meeting and upon approval of your registration, you will receive an electronic calendar invite to the virtual meeting, which you can use to access the meeting on the date and time of the meeting. Requests for registration must be received no later than 5:00 p.m. (Eastern time) 2 business days prior to the meeting date.

It is important that you vote promptly.

ii

Notice of Joint Special Meeting of Shareholders

To be Held on [October 30], 2020

A joint special meeting (the “Meeting”) of shareholders of Alger 25 Fund (the “25 Fund”) and Alger 35 Fund (the “35 Fund” and, together with the 25 Fund, the “Funds”), each a series of The Alger Funds (the “Trust”), will be held to vote on the below proposals in connection with the implementation of proposed changes to each Fund’s advisory fee, as described below. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic and to support the health and well-being of shareholders, employees and the community, the Meeting will be held in a virtual meeting format only on October 30, 2020, at 2:00 p.m. (Eastern time). Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

PROPOSAL 1	For shareholders of the 25 Fund, to approve an amendment to the investment advisory agreement between Fred Alger Management, LLC (“Alger”) and the Trust, on behalf of the 25 Fund, that removes the 25 Fund’s fulcrum fee structure and implements an advisory fee of 0.45% of average daily net assets of the 25 Fund.

PROPOSAL 2	For shareholders of the 35 Fund, to approve an amendment to the investment advisory agreement between Alger and the Trust, on behalf of the 35 Fund, that removes the 35 Fund’s fulcrum fee structure and implements an advisory fee of 0.45% of average daily net assets of the 35 Fund.

To transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.

The purpose of the Meeting is to seek shareholder approval of each of Proposal 1 and Proposal 2 (together, the “Proposals”). The Board of Trustees of the Trust (the “Board”) has unanimously approved the amendments to the investment advisory agreement, subject to approval by each Fund’s shareholders.

The Board unanimously recommends that you vote “FOR” the Proposal with respect to which you are being asked to vote.

Shareholders of record of each Fund as of the close of business on [October 13], 2020 (the “Record Date”) are entitled to vote at the meeting and at any adjournments, postponements or delays thereof. You should be aware that Alger, its employees and its affiliates own or have voting authority over approximately [•]% of the 25 Fund’s outstanding voting securities (as of the Record Date) and approximately [•]% of the 35 Fund’s outstanding voting securities (as of the Record Date). As such, in compliance with Alger’s proxy voting policies and procedures and applicable law, Alger, its employees and its affiliates will “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other shareholders of record that are not owned by, or held by affiliates of, Alger. If approved, the Proposals will take effect on November 1, 2020 or as soon as reasonably practicable thereafter.

If you owned shares of both Funds as of the Record Date, you may receive more than one proxy card or voting instruction form. Please be certain to vote separately with respect to each Fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the Proposals to be voted on or the virtual Meeting, please call Alger at [•].

EVEN IF YOU PLAN ON VIRTUALLY ATTENDING THE MEETING, PLEASE VOTE IN ADVANCE OF THE MEETING BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY TO ALGER, IN THE PREPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE, OR OTHERWISE VOTE PROMPTLY BY TELEPHONE.

By Order of the Board,

Tina Payne
Secretary of the Trust 360 Park Avenue South, New York, New York 10010

[•], 2020

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may minimize the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp.	ABC Corp., John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1)	John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)	John B. Smith, Executor,	John B. Smith, Executor
Estate of Jane Smith

PRELIMINARY COPY SUBJECT TO COMPLETION

THE ALGER FUNDS

Alger 25 Fund

Alger 35 Fund

360 Park Avenue South

New York, New York 10010

Joint Special Meeting of Shareholders

to be held on October 30, 2020

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” and, the members of the board, the “Trustees”) of The Alger Funds (the “Trust”). The proxies will be voted at the joint special meeting (the “Meeting”) of shareholders of Alger 25 Fund (the “25 Fund”) and Alger 35 Fund (the “35 Fund” and, together with the 25 Fund, the “Funds”), each a series of the Trust, and at any and all adjournments, postponements or delays thereof. The Meeting will be held on October 30, 2020 at 2:00 p.m. (Eastern time). Because of our concerns regarding the COVID-19 pandemic and to support the health and well-being of shareholders, employees and the community, the Meeting will be held in a virtual meeting format only.

PROPOSAL 1	For shareholders of the 25 Fund, to approve an amendment to the investment advisory agreement between Fred Alger Management, LLC (“Alger”) and the Trust, on behalf of the 25 Fund, that removes the 25 Fund’s fulcrum fee structure and implements an advisory fee of 0.45% of average daily net assets of the 25 Fund.

PROPOSAL 2	For shareholders of the 35 Fund, to approve an amendment to the investment advisory agreement between Alger and the Trust, on behalf of the 35 Fund, that removes the 35 Fund’s fulcrum fee structure and implements an advisory fee of 0.45% of average daily net assets of the 35 Fund.

To transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.

The purpose of the Meeting is to seek shareholder approval of each of Proposal 1 and Proposal 2 (together, the “Proposals”). The Board of Trustees of the Trust (the “Board”) has unanimously approved the amendments to the investment advisory agreement, subject to approval by each Fund’s shareholders.

The Board has determined that the use of this Proxy Statement for the Meeting is in the best interests of the Funds and their respective shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Shareholders will receive a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about [October 23], 2020.

The Trust is organized as a Massachusetts business trust and is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s fiscal year end is October 31.

Shareholders of record at the close of business on [October 13], 2020 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments, postponements or delays thereof. The number of shares of each Fund outstanding on the Record Date and the net assets of the Funds as of that date are shown in Appendix A. [To the knowledge of each Fund, as of the Record Date, no person was the beneficial owner of more than five percent of a class of the outstanding shares of a Fund, except as set forth in Appendix A.]

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders of a Fund will vote as a single class. Please complete, sign, date and return the proxy card included with this Proxy Statement or vote by telephone. If you vote by telephone, you will be asked to provide a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity and confirm that your instructions are properly recorded.

Voting at the Meeting

Because of our concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only. Shareholders of a Fund on the Record Date may attend the meeting but must register in advance to do so. To register, visit www.[•].com and enter your name, email address, address, and the control number for the Fund(s) you are invested in found in the shaded box on your proxy card(s). By registering to attend the meeting and upon approval of your registration, you will receive an electronic calendar invite to the virtual meeting, which you can use to access the meeting on the date and time of the meeting. Requests for registration must be received no later than 5:00 p.m. (Eastern time) 2 business days prior to the meeting date. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting.

We encourage you to access the Meeting prior to the start time leaving ample time for the check in. If you experience technical difficulties prior to or during the Meeting, you may call [•] for technical assistance. If you plan to attend the Meeting virtually, please notify Alger by calling [•].

Manner of Voting Proxies

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any adjournments, postponements or delays thereof. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to a Proposal, the shares will be voted “FOR” such Proposal. Shareholders who execute proxies or provide voting instructions by telephone may revoke them with respect to any or all Proposals at any time before a vote is taken on such Proposal(s) by filing with the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the virtual Meeting and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card or voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary or other nominee, please consult your bank, broker, financial intermediary or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution or intermediary), and if you return a signed proxy card that does not specify how you wish to vote, your shares will be voted “FOR” Proposal 1 and/or Proposal 2, as applicable.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposals before the Meeting. The New York Stock Exchange (the “NYSE”) takes the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to Proposal 1 and/or Proposal 2, as applicable. These are referred to as “broker non-votes.”

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the applicable Proposal(s) may be deemed to authorize a service provider to vote such shares in favor of such Proposal(s). Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “mirror voting” or “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act (the “Independent Trustees”)), unanimously recommends that you vote “FOR” Proposal 1 and/or Proposal 2, as applicable.

Vote Required

Shareholders of each Fund will vote separately on the applicable Proposal for their respective Fund. A quorum of shareholders of each of the 25 Fund and the 35 Fund, consisting of a majority of the outstanding shares entitled to vote on Proposal 1 or Proposal 2, as applicable, is required to take action on each Proposal at the Meeting.

For a Proposal to pass for a Fund, the Proposal requires the affirmative vote of a 1940 Act Majority Vote of the outstanding voting securities of the applicable Fund. A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting or represented by proxy (if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy) or (b) more than 50% of the outstanding voting securities of the Fund. You should be aware that Alger, its employees and its affiliates own or have voting authority over approximately [•]% of the 25 Fund’s outstanding voting securities (as of the Record Date) and approximately [•]% of the 35 Fund’s outstanding voting securities (as of the Record Date). As such, in compliance with Alger’s proxy voting policies and procedures and applicable law, Alger, its employees and its affiliates will “echo vote” or “mirror vote” the proxies for Proposal 1 and Proposal 2 in the same proportion as the votes of other shareholders of record that are not owned by, or held by affiliates of, Alger.

Approval of each Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” each Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” a Proposal. Abstentions and broker non-votes effectively result in a vote “AGAINST” a Proposal.

If Proposal 1 is not approved by shareholders of the 25 Fund, the 25 Fund’s existing advisory agreement and fulcrum fee structure will remain in effect. If Proposal 2 is not approved by shareholders of the 35 Fund, the 35 Fund’s existing advisory agreement and fulcrum fee structure will remain in effect. If approval by shareholders of the 25 Fund and/or 35 Fund is obtained after October 31, 2020, shareholders will be charged, through October 31, 2021, an advisory fee of the lesser of (i) 0.45% of average daily net assets of the 25 Fund or 35 Fund; or (ii) the fulcrum fee of a minimum of 0.30% if performance matches or falls below the return of the S&P 500, and a maximum of 0.80% if performance exceeds the S&P 500. In this circumstance, the flat advisory fee of 0.45% will become effective on November 1, 2021.

PROPOSALS

The purpose of Proposal 1 is for shareholders of the 25 Fund to approve an amendment to the investment advisory agreement between Alger and the Trust, on behalf of the 25 Fund, that removes the 25 Fund’s fulcrum fee structure and implements an advisory fee of 0.45% of average daily net assets of the 25 Fund.

The purpose of Proposal 2 is for shareholders of the 35 Fund to approve an amendment to the investment advisory agreement between Alger and the Trust, on behalf of the 35 Fund, that removes the 35 Fund’s fulcrum fee structure and implements an advisory fee of 0.45% of average daily net assets of the 35 Fund.

Currently, each Fund has an advisory fee structure in place where the advisory fee is a performance-driven “fulcrum fee,” which is calculated off of a base fee at an annual rate of 0.55%, with a positive or negative performance adjustment of up to an annual rate of 0.25% based on each Fund’s Class P-2 shares performance relative to the S&P 500 Index, resulting in a minimum fee of 0.30% if performance matches or falls below the return of the S&P 500, and a maximum of 0.80% if performance exceeds the S&P 500. The fulcrum fee of each Fund is explained more fully below under “Description of Current Advisory Agreement.” Most mutual funds have relatively simple fee structures in place, either charging a flat fee based on a fund’s average daily net assets or a fee schedule that includes breakpoints whereby the advisory fee rate decreases as the fund’s asset size increases. Conversely, the fulcrum fee structure is more complicated. When the 25 Fund and the 35 Fund were launched in 2017 and 2018, respectively, Alger anticipated the fulcrum fee structure to become more popular and for intermediaries offering Fund shares to retail investors to become familiar with such a structure’s complexities. Since the Funds’ inception though, most intermediaries have declined to include the Funds on their platforms because of the complexity of the fulcrum fee. These intermediaries have stated that the fulcrum fee structure is confusing for investors and that they do not think the Funds, with their current fee structure, are viable options for their retail investor clients. Despite each Fund’s strong performance since inception, their assets have remained low and have not increased due to, among other things, the Funds’ limited availability on intermediary platforms. Alger believes that removing the fulcrum fee and implementing a simple advisory fee of 0.45% of average daily net assets for each Fund will significantly increase the ability of the Funds to be included on intermediary platforms and thus grow overall assets, thereby gaining economies of scale for the benefit of shareholders.

Information Regarding Alger

Alger is the investment adviser to the Funds. Alger has been in the business of providing investment advisory services since 1964 and, as of June 30, 2020, had approximately $33 billion in assets under management. Alger is a limited liability company organized under the laws of the state of Delaware and is directly owned by Alger Group Holdings, LLC (“AGH”), a holding company. AGH and Alger are indirectly controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own approximately 99% of the voting rights of Alger Associates, Inc., the parent company of AGH. The address of Alger, AGH and Alger Associates, Inc. is 360 Park Avenue South, New York, New York, 10010.

Information about Alger’s principal executive officers as well as each Trustee or officer of the Trust who is an officer, employee, director or shareholder of Alger is set forth in Appendix B.

Description of Current Advisory Agreement

The Trust, on behalf of the Funds, currently has an investment advisory agreement dated February 14, 2007 (as amended and restated to date, the “Current Advisory Agreement”) with Alger. The Board, including a majority of Independent Trustees, last approved the continuation of the Current Advisory Agreement on September 29, 2020. The Current Advisory Agreement, with respect to the 25 Fund, was last approved by the Fund’s shareholders at the Fund’s organizational meeting effective as of December 19, 2017. The Current Advisory Agreement, with respect to the 35 Fund, was last approved by the Fund’s shareholders at the Fund’s organizational meeting effective as of March 22, 2018.

There are no material differences between the proposed amendment to the advisory agreement between Alger and the Trust, on behalf of the Funds (the “Advisory Agreement Amendment”), and the Current Advisory Agreement, other than the removal of the fulcrum fee structure for each Fund, nor are there any material differences in Alger’s obligations under the Advisory Agreement Amendment. If the Advisory Agreement Amendment is approved by the shareholders of each Fund, it is expected to become effective upon expiration of the term of the Current Advisory Agreement.

Under the Current Advisory Agreement and the Advisory Agreement Amendment, Alger is responsible for providing a continuous investment program for each Fund, making decisions with respect to all purchases and sales of assets, and placing orders for the investment and reinvestment of Fund assets

In consideration of the services provided by Alger under the Current Advisory Agreement, the Funds pay Alger a fee (“Management Fee”) that is composed of a Base Fee (defined below) and a Performance Adjustment (defined below) to the Base Fee calculated for each Performance Period (defined below) based upon the investment performance of the class with the highest expenses, which is currently the Class P-2 share class (“Measuring Class”), in relation to the investment record of a securities index (“Index”) over the same performance period.

Base Fee. The base fee is calculated and accrued daily, at the annualized rate of 0.55% of each Fund’s average daily net assets (“Base Fee”).

Performance Adjustment. Alger’s compensation is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Measuring Class exceeds, or is exceeded by, the performance of the S&P 500 Index plus 2.50% (250 basis points) (“Index Hurdle”) over the Performance Period (as defined below).

The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts 0.001% (0.1 basis points) of each Fund’s average daily net assets for each 0.01% (1 basis point) of absolute performance by which the performance of the Measuring Class exceeds or lags the performance of the Index Hurdle for the period from the beginning of the Performance Period through the prior business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.25% (25 basis points) of Performance Fee Funds’ average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.50% percentage points (250 basis points) for the Performance Period.

For purposes of calculating the Performance Adjustment, the investment performance of the Measuring Class will be the sum of:

1.	the change in the Class’s net asset value (“NAV”) per share during the Performance Period; plus

2.	the value of the Class’s cash distributions per share accumulated to the end of the Performance Period; plus

3.

the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class’s NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

The investment record of the Index will be the sum of:

1.	the change in the level of the Index during the Performance Period; plus

2.

the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

Performance Period. The period over which performance is measured (“Performance Period”) is a 12-month period beginning on the first business day in the month of November through October 31 of the following year.

Payment of Fees. Each Fund pays Alger, on a monthly basis, the minimum fee rate of 0.30% on an annualized basis (Base Fee minus the maximum Performance Adjustment) applied to the average daily net assets of the Fund for the month. At the end of the Performance Period, each Fund will pay Alger the total Management Fee for the Performance Period, less the amount of any minimum fees paid during the Performance Period.

Measuring Class. The Measuring Class of shares of the Performance Fee Funds is the class with the highest expense ratio for the Performance Period. If the Board determines that a different class of shares of the particular Fund is the most appropriate for use in calculating the Performance Adjustment, the Board may change the class of shares used as the Measuring Class without shareholder approval, unless shareholder approval of such change is otherwise required by applicable law. If a different class of shares (the “Replacement Measuring Class”) is substituted in calculating the Performance Adjustment, the use of the Replacement Measuring Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as the Replacement Measuring Class was outstanding at the beginning of such period. If the Replacement Measuring Class of shares was not outstanding for all of the Performance Period, the Replacement Measuring Class may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the Replacement Measuring Class was outstanding, and any previous portion of the Performance Period will be calculated using the Measuring Class.

A Performance Adjustment will not be based on whether the absolute performance of the Class P-2 Shares is positive or negative, but rather based on whether such performance exceeds or is exceeded by the performance of the Index Hurdle. Each Fund could pay a Performance Adjustment for positive relative performance even if the Class P-2 Shares decrease in value, so long as the Fund’s performance exceeds that of the Index Hurdle.

Alger has contractually agreed to limit the Other Expenses of the Funds so that such expenses never exceed 0.10% for Class P Shares and 0.10%, excluding sub-transfer agent and shareholder servicing fees, for Class P-2 Shares of each Fund’s average daily net assets. This commitment is expected to remain in place for the life of the Funds, can only be amended or terminated by agreement of the Board and Alger, and will terminate automatically in the event of termination of the Current Advisory Agreement between the Funds and Alger.

The actual advisory fee rate paid by each Fund for its past fiscal years and since inception is as follows:

Name of Fund	2019	2018
25 Fund	0.45%	0.65	%*
35 Fund	0.30%	0.30	%**

*	The inception date of Class P shares of the 25 Fund was December 28, 2017 and the inception date of Class P-2 shares of the 25 Fund was October 31, 2018.
**	The inception date of Class P shares of the 35 Fund was March 29, 2018 and the inception date of Class P-2 shares of the 35 Fund was October 31, 2018.

Description of Advisory Agreement Amendment

The terms of the Advisory Agreement Amendment are identical to those of the Current Advisory Agreement, except for the date of effectiveness and the advisory fee rate for each Fund. The Advisory Agreement Amendment will be effective only upon shareholder approval and expiration of the current term of the Current Advisory Agreement. The Advisory Agreement Amendment will have an initial term of one year and will continue in effect for successive one-year periods thereafter if its continuance is approved, on behalf of the Funds, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

The proposed fee rates under the Advisory Agreement Amendment are as follows:

Name of Fund	Annual Fee as a Percentage of Average Daily Net Assets
25 Fund	0.45%
35 Fund	0.45%

Included in Appendix C to the Proxy Statement is a comparison of the actual advisory fees each Fund paid for the past fiscal years and since inception and hypothetical advisory fees each Fund would have paid during those periods had the new advisory fee been in place. Additionally, Appendix C includes a comparison of each Fund’s annual operating expenses and expense examples for the fiscal year ended October 31, 2019 and hypothetical annual operating expenses and expense examples for each Fund if the new advisory fee been in place.

The form of the Advisory Agreement Amendment, which was approved by the Board, including by a majority of the Independent Trustees, is included in the Proxy Statement in Appendix D.

Board Considerations Regarding Agreement Amendment

At a meeting held on September 29, 2020 (the “September Meeting”), the Board, including a majority of the Independent Trustees, reviewed and approved the Advisory Agreement Amendment, on behalf of each Fund. The Board also recommended that shareholders of each Fund approve the Advisory Agreement Amendment. The Independent Trustees received advice from, and met separately with, Independent Trustee counsel in considering whether to approve the Advisory Agreement Amendment. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the approval of the Advisory Agreement Amendment, the Board reviewed and considered information provided by Alger at the September Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to Alger by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process, as well as information provided in response to a supplemental request list.

In approving the Advisory Agreement Amendment, the Board, including a majority of the Independent Trustees, determined that the terms of the Advisory Agreement Amendment are fair and reasonable and that the Advisory Agreement Amendment is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

•

The Board took into account Alger’s overall marketing strategy for the Alger Funds Complex, including how the Funds fit into that strategy currently and going forward, including with respect to possible new products.

•

The Board noted the length of time Alger had provided services as an investment adviser to each Fund, and the reasons why Alger believes that seeking shareholder approval of the Advisory Agreement Amendment at the current time is reasonable and in the interests of shareholders.

•

The Board noted its review and consideration of the performance results of the Funds in connection with the annual contract renewal process earlier in the September Meeting and noted that the Funds’ current portfolio managers would continue to manage the Funds.

•

The Board considered a form of Advisory Agreement Amendment and noted that the Advisory Agreement Amendment did not change the terms and conditions of the Current Advisory Agreement other than the fee schedule for the Funds.

•

The Board noted that with the exception of the change in advisory fee, the Advisory Agreement Amendment would result in no material changes to the nature, extent or quality of services provided by Alger to the Funds.

•

The Board also reviewed Alger’s rationale for the changes to the advisory fee structure, including that (i) the fulcrum fee is more complicated than the asset-based fee proposed in the Advisory Agreement Amendment and that intermediaries had declined to include the Funds on their platforms, citing the complexities of the fulcrum fee; and (ii) the proposed change in investment advisory fees is intended to make the Funds more competitive with their peers.

•

The Board reviewed and considered information regarding each Fund’s total expense ratio and its various components, including, advisory fees and operating expenses under the Current Advisory Agreement and Advisory Agreement Amendment. The Board reviewed and considered the actual fees paid to Alger for each Fund for prior fiscal years as compared to a hypothetical example of the amount of fees that would have been paid during such periods had the Advisory Agreement Amendment been in effect. The Board then reviewed expense tables and examples comparing each Fund’s annual operating expenses based on total annual fund operating expenses for the fiscal year ended October 31, 2019, and pro forma expenses showing these same expenses adjusted for the change in the investment advisory fee under the Advisory Agreement Amendment. It was noted

that recent outperformance resulted in the Funds’ advisory fees being above the base rate specified under the current fulcrum fee. The Board considered management’s explanation of how management arrived at the proposal of the proposed advisory fee of 0.45% of each Fund’s average daily net assets, noting that such fee level would place each Fund in the first (least expensive) quartile of its peer group.

•	The Board noted that with respect to the 35 Fund, shareholders would be paying more under the Advisory Agreement Amendment as compared to what the Fund paid in both of 2018 and 2019.

•

The Board took into account the fee waiver agreement between Alger and the Trust with respect to the Class P and Class P-2 shares of each Fund, as well as the fact that Alger had been reimbursing certain expenses of each Fund since each Fund’s inception.

•

The Board noted management’s belief that removing the fulcrum fee and implementing a flat rate advisory fee of 0.45% of average daily net assets for each Fund will increase the ability of the Funds to be included on intermediary platforms and thus grow overall assets. The Board further noted that if the Funds’ assets grow, then shareholders may realize economies of scale through increased research services as well as reduced overall expenses.

•

The Board noted the fact that the vast majority of the shareholders of each Fund are owned by Alger, its employees and its affiliates, and that Alger and its employees and affiliates would mirror vote their shares in accordance with how other non-affiliated shareholders vote.

•	Finally, the Board took into account Alger’s commitment to pay for all the costs associated with this proxy statement.

ADDITIONAL INFORMATION

5% Share Ownership

As of [•], 2020, the persons listed in Appendix A beneficially owned the amounts indicated of the shares of the classes of the Funds indicated in Appendix A.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the offices of the Trust, 360 Park Avenue South, New York, New York 10010, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Annual Reports

A copy of each Fund’s most recent semi-annual and annual reports will be sent to you without charge upon written request to the Trust c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, New York 10010 or by calling (800) 992-3863. Copies of each Fund’s shareholder reports also are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless such Fund has received instructions to the contrary. To request a separate copy of an annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Trust at the address and phone number set forth above.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Trustee should write the Trust to the attention of Secretary, 360 Park Avenue South, New York, New York 10010. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the Nominating Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Trust’s Chief Compliance Officer (“CCO”), 360 Park Avenue South, New York, New York 10010. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

Alger will bear the costs of printing, mailing and soliciting proxies. Such costs are estimated to be approximately $[30,000]. Solicitation may be made by letter or telephone by officers or employees of Alger, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Alger will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to each Fund’s shareholders. The Trust has not retained a proxy solicitation firm to assist in the solicitation of proxies.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communication from Alger. Authorizations to permit Alger to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with applicable law and procedures that each Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Voting Results

The Trust will advise the shareholders of the voting results of the matters voted upon at the Meeting in each Fund’s 2020 Annual Report to Shareholders. The Trust may make a public announcement of the results of the Meeting if the Board deems it necessary and appropriate.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise each Fund whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

Brokerage Commissions

Fred Alger & Company, LLC (“Alger LLC”), located at 360 Park Avenue South, New York, New York 10010, serves as each Fund’s distributor. The table below sets forth for each Fund’s fiscal year ended October 31, 2019, the aggregate brokerage commissions paid to FAC, which is an affiliated broker-dealer of the Funds because it is an affiliate of Alger.

	Brokerage Commissions Paid to FAC	Amount Paid to FAC as a Percentage of the Fund’s Aggregate Brokerage Commissions
25 Fund	$3,481	51%
35 Fund	$2,264	30%

Other Service Providers

Alger, located at 360 Park Avenue South, New York, New York 10010, serves as each Fund’s investment manager and, pursuant to a separate Fund Administration Agreement and Shareholder Administrative Services Agreement, provides certain administrative services to the Funds. For the fiscal year ended October 31, 2019, the 25 Fund and the 35 Fund paid an aggregate amount of $3,387 and $2,372, respectively, to Alger for fund administrative services. In addition, the 25 Fund and the 35 Fund paid an aggregate amount of $1,344 and $937, respectively, to Alger for shareholder administrative services. FAC distributes each Fund’s shares and incurs the expenses of distributing each Fund’s shares under a Distribution Agreement. Alger and FAC are each indirect, wholly-owned subsidiaries of Alger Associates, Inc. The services provided by Alger and its affiliates will continue to be provided after the Advisory Agreement Amendment is approved.

General

Alger does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Trust or Funds, as applicable.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the Meeting.

Failure of a quorum to be present at the Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to the Proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of the shareholders. Under the Trust’s By-Laws, an adjournment of the Meeting requires the affirmative vote of the shares present in person or represented by proxy at the Meeting.

Please vote promptly by completing, signing, and dating the enclosed proxy card and returning it in the accompanying prepaid return envelope OR by following the enclosed instructions to vote by telephone.

By Order of the Board,

Tina Payne

Secretary of the Trust

[●], 2020

APPENDIX A: FUND INFORMATION AND SHARE OWNERSHIP

The following table lists the total number of shares outstanding and the net assets of each Fund on [●], 2020.

Fund	Class	Total Shares Outstanding	Net Assets
25 Fund	Class P	[●]	$[●]
25 Fund	Class P-2	[●]	$[●]
35 Fund	Class P	[●]	$[●]
35 Fund	Class P-2	[●]	$[●]

The following table sets forth information about ownership of each Fund’s shares by Trustees and Trust officers. As of [●], 2020, the following Trustees and Trust officers owned Fund shares as indicated below.

Name of Trustee/Officer	Amount and Nature of Beneficial Ownership of 25 Fund	Percent of Class of 25 Fund	Amount and Nature of Beneficial Ownership of 35 Fund	Percent of Class of 35 Fund
Interested Trustee
Hillary M. Alger	[●]	[●]	[●]	[●]
Independent Trustees
Charles F. Baird, Jr.	[●]	[●]	[●]	[●]
Roger P. Cheever	[●]	[●]	[●]	[●]
Stephen E. O’Neil	[●]	[●]	[●]	[●]
David Rosenberg	[●]	[●]	[●]	[●]
Nathan E. Saint-Amand	[●]	[●]	[●]	[●]
Officers
Hal Liebes	[●]	[●]	[●]	[●]
Tina Payne	[●]	[●]	[●]	[●]
Michael D. Martins	[●]	[●]	[●]	[●]
Anthony S. Caputo	[●]	[●]	[●]	[●]
Sergio M. Pavone	[●]	[●]	[●]	[●]
Mia G. Pillinger	[●]	[●]	[●]	[●]
Rachel I. Winters	[●]	[●]	[●]	[●]

[As of [●], 2020, the Trustees and Trust officers, as a group, beneficially owned less than 1% of each Fund’s outstanding shares.]

As of [●], 2020, the following shareholders were known by the Trust to beneficially own 5% or more of a class of a Fund’s outstanding voting securities:

A-1

Fund/Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
25 Fund, Class P	[●]	[●]	[●]%
	[●]	[●]	[●]%
25 Fund, Class P-2	[●]	[●]	[●]%
	[●]	[●]	[●]%
35 Fund, Class P	[●]	[●]	[●]%
	[●]	[●]	[●]%
35 Fund, Class P-2	[●]	[●]	[●]%
	[●]	[●]	[●]%

A-2

APPENDIX B: PRINCIPAL EXECUTIVE OFFICERS AND TRUSTEES

The following table sets forth the name and principal occupation of Alger’s principal executive officers as well as each Trustee or officer of the Trust who is an officer, employee, director or shareholder of Alger. Certain of Alger’s principal executive officers also serve as officers of the Trust. The business address of each such officer of Alger is 360 Park Avenue South, New York, New York 10010.

Name	Position(s) Held with the Trust	Principal Occupations During Past Five Years
Hillary M. Alger*	Trustee	Fundraising Consultant since 2015, Schultz & Williams; Trustee since 2013, Pennsylvania Ballet; School Committee Member since 2017, Germantown Friends School

Daniel C. Chung	N/A	Chairman, President and Chief Executive Officer, Alger; President and Chief Executive Officer, Alger Associates, Inc., Alger Capital, LLC, Alger Group Holdings, LLC, Alger Apple Real Estate, LLC and Alger Boulder I LLC; Manager, Weatherbie Capital, LLC; Director, Alger Management, Ltd.; Director and Chairman, Alger International Holdings; President, Chief Executive Officer and Manager, Alger Alternative Holdings, LLC; Chairman, President and Manager, Alger-Weatherbie Holdings, LLC; and President and Director, The Foundation for Alger Families

Robert Kincel	N/A	Chief Financial Officer and Treasurer, Alger Associates, Inc.; Chief Financial Officer, Treasurer and Senior Vice President, Alger and Alger LLC; Treasurer and Manager, Weatherbie Capital, LLC and Alger-Weatherbie Holdings, LLC; Director, Alger International Holdings; Chief Financial Officer, Treasurer and Manager, Alger Alternative Holdings, LLC; Chief Financial Officer, Treasurer and Vice President, Alger Capital, LLC and Alger Group Holdings, LLC; Treasurer, Alger Apple Real Estate, LLC and Alger Boulder I LLC; Treasurer and Director, The Foundation for Alger Families

Hal Liebes	President	Executive Vice President, Chief Operating Officer (“COO”) and Secretary, Alger; COO and Secretary, Alger Associates, Inc. and Alger Alternative Holdings, LLC; Director, Alger SICAV, Alger International Holdings, and Alger Dynamic Return Offshore Fund; Vice President, COO, Member, and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC and Alger Partners Investors KEIGF; Secretary, Alger-Weatherbie Holdings, LLC and Alger Boulder I LLC; and Director and Secretary, The Foundation for Alger Families

B-1

Name	Position(s) Held with the Trust	Principal Occupations During Past Five Years
Tina Payne	Secretary and Chief Compliance Officer	Since 2017, Senior Vice President, General Counsel, and Chief Compliance Officer (“CCO”), Alger; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, Alger Management, Ltd.; Assistant Secretary, Weatherbie Capital, LLC and Alger Alternative Holdings, LLC; and since 2019, Assistant Secretary, Alger-Weatherbie Holdings, LLC. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017

Michael D. Martins	Treasurer, AML Compliance Officer	Senior Vice President, Alger

Anthony S. Caputo	Assistant Treasurer	Vice President, Alger

Sergio M. Pavone	Assistant Treasurer	Vice President, Alger

Mia G. Pillinger	Assistant Secretary	Associate Counsel, Alger since 2020. Formerly, Associate, Willkie Farr & Gallagher, LLP, from 2016 to 2020

Rachel I. Winters	Assistant Secretary	Paralegal and Compliance Officer, Alger since 2018. Formerly, Senior Paralegal, VanEck Associates Corporation, from 2017 to 2018 and Compliance Officer and Paralegal, Cohen & Steers Capital Management, from 2014 to 2017

*	Ms. Alger is an “interested person” (as defined in the 1940 Act) of the Trust by virtue of her ownership control of Alger Associates, Inc., which controls Alger and its affiliates.

B-2

APPENDIX C: FEE AND EXPENSE COMPARISON

The charts below compare the actual fees paid to Alger for each Fund for the 6-months ended April 30, 2020, the fiscal year ended October 31, 2019, the period ended October 31, 2018, and cumulatively since each Fund’s inception to a hypothetical example of the amount of fees that would have been paid during these periods had the Advisory Agreement Amendment been in effect, and also shows the percentage difference between the actual and pro forma values.

	25 Fund
	6 Months Ended April 30, 2020	Fiscal Year Ended October 31, 2019	Period Ended October 31, 2018*	Cumulative Since Inception*
Actual Fees Paid	$60,545	$55,511	$60,060	$176,116
Pro Forma Fees	$34,057	$55,511	$41,580	$131,148
Percentage Difference	-44%	0%	-31%	-26%

	35 Fund
	6 Months Ended April 30, 2020	Fiscal Year Ended October 31, 2019	Period Ended October 31, 2018**	Cumulative Since Inception**
Actual Fees Paid	$39,002	$25,812	$14,547	$79,361
Pro Forma Fees	$21,939	$38,718	$21,821	$82,477
Percentage Difference	-44%	50%	50%	4%

*	The inception date of Class P shares of the 25 Fund was December 28, 2017 and the inception date of Class P-2 shares of the 25 Fund was October 31, 2018.
**	The inception date of Class P shares of the 35 Fund was March 29, 2018 and the inception date of Class P-2 shares of the 35 Fund was October 31, 2018.

The following expense tables and examples provide a comparison of each Fund’s annual operating expenses based on total annual fund operating expenses for the fiscal year ended October 31, 2019, and pro forma expenses showing these same expenses adjusted for the investment advisory fee increase.

Alger 25 Fund – Class P
	Current	Pro Forma
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	0.55%*	0.45%
Other Expenses**	1.42%	1.42%

Total Annual Fund Operating Expenses	1.97%	1.87%
Fee Waiver and/or Expense Reimbursement**	(1.32)%	(1.32)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65%	0.55%

*

The advisory fee paid to Alger consists of a base fee at an annual rate of 0.55% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Fund’s Class P-2 Shares performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%.

**

Alger has contractually agreed to limit the Other Expenses of the Fund so that such expenses never exceed 0.10% of average daily net assets. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Board and Alger, and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Fund and Alger. This expense reimbursement arrangement does not include dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses.

Alger 25 Fund – Class P-2
	Current	Pro Forma
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	0.55%*	0.45%
Other Expenses**
Shareholder Service Fees	0.08%	0.08%
Miscellaneous Other Expenses	2.73%	2.73%

Total Other Expenses	2.81%	2.81%
Total Annual Fund Operating Expenses	3.36%	3.26%
Fee Waiver and/or Expense Reimbursement**	(2.55)%	(2.55)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.81%	0.71%

*

The advisory fee paid to Alger consists of a base fee at an annual rate of 0.55% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Fund’s Class P-2 Shares performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%.

**

Alger has contractually agreed to limit the Other Expenses of the Fund so that such expenses, excluding sub-transfer agent and shareholder servicing fees estimated at 0.08%, never exceed 0.10% of average daily net assets. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Board and Alger, and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Fund and Alger. This expense reimbursement arrangement does not include dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses.

Alger 35 Fund – Class P
	Current	Pro Forma
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	0.55%*	0.45%
Other Expenses**	2.07%	2.07%

Total Annual Fund Operating Expenses	2.62%	2.52%
Fee Waiver and/or Expense Reimbursement**	(1.97)%	(1.97)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65%	0.55%

*

The advisory fee paid to Alger consists of a base fee at an annual rate of 0.55% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Fund’s Class P-2 Shares performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%.

**

Alger has contractually agreed to limit the Other Expenses of the Fund so that such expenses never exceed 0.10% of average daily net assets. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Board and Alger, and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Fund and Alger. This expense reimbursement arrangement does not include dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses.

Alger 35 Fund – Class P-2
	Current	Pro Forma
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	0.55%*	0.45%
Other Expenses**
Shareholder Service Fees	0.08%	0.08%
Miscellaneous Other Expenses	4.13%	4.13%

Total Other Expenses	4.21%	4.21%
Total Annual Fund Operating Expenses	4.76%	4.66%
Fee Waiver and/or Expense Reimbursement**	(3.95)%	(3.95)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.81%	0.71%

*

The advisory fee paid to Alger consists of a base fee at an annual rate of 0.55% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Fund’s Class P-2 Shares performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%.

**

Alger has contractually agreed to limit the Other Expenses of the Fund so that such expenses, excluding sub-transfer agent and shareholder servicing fees estimated at 0.08%, never exceed 0.10% of average daily net assets. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Board and Alger, and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Fund and Alger. This expense reimbursement arrangement does not include dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses.

The following examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, that there is no performance adjustment to the management fee, and that the Fund’s operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the contractual expense limitation agreed to by Alger. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

		1 Year	3 Years	5 Years	10 Years
25 Fund: Class P	Current	$66	$208	$362	$810
	Pro Forma	$56	$176	$307	$689
25 Fund: Class P-2	Current	$83	$259	$450	$1,002
	Pro Forma	$73	$227	$395	$883
35 Fund: Class P	Current	$66	$208	$362	$810
	Pro Forma	$56	$176	$307	$689
35 Fund: Class P-2	Current	$83	$259	$450	$1,002
	Pro Forma	$73	$227	$395	$883

APPENDIX D: FORM OF INVESTMENT ADVISORY AGREEMENT AMENDMENT

AMENDMENT TO

INVESTMENT ADVISORY AGREEMENT

WHEREAS, Fred Alger Management, LLC (“Alger Management”) and The Alger Funds (the “Trust”) entered into an investment advisory agreement dated February 14, 2007 (as amended, supplemented and/or restated to date, the “Agreement”) to provide certain investment advisory services to the Trust and each of its series (the “Funds”); and

WHEREAS, shareholders of Alger 25 Fund (the “25 Fund”), a series of the Trust, voted to change the investment advisory fee of the 25 Fund on ___________; and

WHEREAS, shareholders of Alger 35 Fund (the “35 Fund”), a series of the Trust, voted to change the investment advisory fee of the 35 Fund on ___________; and

WHEREAS, the Trust and Alger Management desire to update the fee schedules to the Agreement to reflect these advisory fee changes;

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereby amend the Agreement as follows:

1. Schedule I of the Agreement is hereby deleted in its entirety and replaced with Schedule I as attached and incorporated by reference to this amendment.

2. Schedule II and Schedule III of the Agreement are hereby deleted in their entirety.

3. Except as otherwise provided herein, the terms and conditions contained in the Agreement shall remain in full force and effect. Capitalized terms herein that are not defined shall have the meanings ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties by their duly authorized officers, have caused this Amendment to be executed as of _____________, 2020.

THE ALGER FUNDS		FRED ALGER MANAGEMENT, LLC

By:		By:
Name:	Tina Payne	Name:	Tina Payne
Title:	Secretary, CCO	Title:	SVP, General Counsel, CCO

D-1

SCHEDULE I

Name of Fund	Annual Fee as Percentage of Average Daily Net Assets	Reapproval Date
Alger Capital Appreciation Fund

.81% for assets up to $2 billion;

.65% for assets between $2 billion and $3 billion;

.60% for assets between $3 billion and $4 billion;

.55% for assets between $4 billion and $5 billion;

.45% for assets in excess of $5 billion

		October 31

Alger International Focus Fund	.71% for assets up to $1 billion; .60% for assets in excess of $1 billion	October 31

Alger Mid Cap Growth Fund	.76% for assets up to $1 billion; .70% for assets in excess of $1 billion	October 31

Alger Weatherbie Specialized Growth Fund	.81% for assets up to $1 billion; .75% for assets in excess of $1 billion	October 31

Alger Small Cap Growth Fund	.81% for assets up to $1 billion; .75% for assets in excess of $1 billion	October 31

Alger Small Cap Focus Fund	.75%	October 31

Alger Health Sciences Fund	.55%	October 31

Alger Growth & Income Fund	.50%	October 31

Alger Mid Cap Focus Fund	.70% for assets up to $250 million; .50% for assets in excess of $250 million	October 31

Alger 25 Fund	0.45%	October 31

Alger 35 Fund	0.45%	October 31

D-2

THE ALGER FUNDS

Alger 25 Fund

The undersigned shareholder of Alger 25 Fund (the “25 Fund”), a series of The Alger Funds, hereby appoints Hal Liebes, Michael D. Martins, and Tina Payne, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of beneficial interest of the 25 Fund that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held on October 30, 2020 at 2:00 p.m. (Eastern time) or any adjournments, postponements or delays thereof. Because of our concerns regarding the COVID-19 pandemic, the Joint Special Meeting of Shareholders will be held in a virtual meeting format only. To register to attend and participate in the Joint Special Meeting of Shareholders, go to www.[•].com and enter your name, email address, address, and the [•] digit control number from the shaded box on this card. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE REMOVAL OF THE 25 FUND’S FULCRUM FEE STRUCTURE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY BE PROPERLY PRESENTED AT THE JOINT SPECIAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

CONTROL NUMBER	To Vote by Telephone:
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call [●].
3) Follow the instructions.

To Vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the postage-paid envelope provided.

If you are NOT voting by Telephone, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Alger 25 Fund

A Series of The Alger Funds

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK IN AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal

PROPOSAL 1: Proposal to approve an amendment to the investment advisory agreement between Alger and the Trust, on behalf of the 25 Fund, that removes the 25 Fund’s fulcrum fee structure and implements an advisory fee of 0.45% of average daily net assets of the 25 Fund.

For ☐	Against ☐	Abstain ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

B	Authorized Signatures – This section must be completed for your vote to be counted.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) please print date below	Signature 1 please keep signature within the box	Signature 2 please keep signature within the box

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THE ALGER FUNDS

Alger 35 Fund

The undersigned shareholder of Alger 35 Fund (the “35 Fund”), a series of The Alger Funds, hereby appoints Hal Liebes, Michael D. Martins, and Tina Payne, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of beneficial interest of the 35 Fund that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held on October 30, 2020 at 2:00 p.m. (Eastern time) or any adjournments, postponements or delays thereof. Because of our concerns regarding the COVID-19 pandemic, the Joint Special Meeting of Shareholders will be held in a virtual meeting format only. To register to attend and participate in the Joint Special Meeting of Shareholders, go to www.[•].com and enter your name, email address, address, and the [•] digit control number from the shaded box on this card. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE REMOVAL OF THE 35 FUND’S FULCRUM FEE STRUCTURE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY BE PROPERLY PRESENTED AT THE JOINT SPECIAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

CONTROL NUMBER	To Vote by Telephone:
4) Read the Proxy Statement and have the proxy card below at hand.
5) Call [●].
6) Follow the instructions.

To Vote by Mail
5) Read the Proxy Statement.
6) Check the appropriate boxes on the proxy card below.
7) Sign and date the proxy card.
8) Return the proxy card in the postage-paid envelope provided.

If you are NOT voting by Telephone, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Alger 35 Fund

A Series of The Alger Funds

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK IN AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal

PROPOSAL 2: Proposal to approve an amendment to the investment advisory agreement between Alger and the Trust, on behalf of the 35 Fund, that removes the 35 Fund’s fulcrum fee structure and implements an advisory fee of 0.45% of average daily net assets of the 35 Fund.

For ☐	Against ☐	Abstain ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

B	Authorized Signatures – This section must be completed for your vote to be counted.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) please print date below	Signature 1 please keep signature within the box	Signature 2 please keep signature within the box

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